                              UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549


                               SCHEDULE 14A


         Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No.  )


Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [__}


Check the appropriate box:

[___]  Preliminary Proxy Statement

[___]  Confidential, for Use of the Commission Only

[ X ]  Definitive Proxy Statement

[___]  Definitive Additional Materials

[___]  Soliciting Material Pursuant to Rule 240.14a-12


                         AUTO-GRAPHICS, INC.
                      _________________________
                        (Name of Registrant)

                           Not Applicable
_________________________________________________________________________
 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[ X ]  No fee required.


                      Cover Letter Information

NOTE: It is proposed that definitive proxy materials be mailed on or before May 7, 2003 if at all possible.


CONTACT: For information regarding this proxy statement/filing, please call, e-mail or write Daniel E. Luebben, Secretary at
          (909) 595-7204 ext. 499, del@auto-graphics.com or 3201 Temple Avenue, Pomona, CA 91768.

                              AUTO-GRAPHICS, INC.
                           NOTICE OF ANNUAL MEETING
                               OF SHAREHOLDERS
                                June 17, 2003


To the Shareholders:

The Annual Meeting of Shareholders ("Meeting") of Auto-Graphics, Inc. will be held at 3201 Temple Avenue, Pomona, California 91768 on Tuesday, June 17, 2003, at 10:00 a.m. PDT for the following purposes:

1.    To elect directors.

2. To transact any other business as may properly come before the meeting.

Only shareholders of record at the close of business on April 18, 2003 are entitled to notice of and to vote at this Meeting. A complete list of the shareholders entitled to vote at the Meeting will be available and open to the examination of any shareholder for any purpose germane to the Meeting during ordinary business hours from and after April 30, 2003, at the office of the Company. You are cordially invited to attend the Meeting.

If you hold your shares through a broker or other nominee, proof of ownership will be accepted by the Company only if you bring either a copy of the voting instruction card provided by your broker or nominee, or a copy of a brokerage statement showing your share ownership in the Company as of May 31, 2003.


IF YOU HAVE ANY QUESTIONS, OR NEED ASSISTANCE VOTING, PLEASE CONTACT:
  DANIEL E. LUEBBEN, THE SECRETARY OF THE COMPANY, AT 800-776-6939.


BY ORDER OF THE BOARD OF DIRECTORS


/s/ Daniel E. Luebben
Daniel E. Luebben
Secretary
Pomona, California
May 7, 2003

                              AUTO-GRAPHICS, INC.
                              3201 Temple Avenue
                           Pomona, California  91768

                       PROXY STATEMENT FOR ANNUAL MEETING
                                OF SHAREHOLDERS
                            To Be Held June 17, 2003

GENERAL INFORMATION

This Proxy Statement, which will be first mailed to shareholders on or about May 7, 2003, is furnished in connection with the solicitation of proxies by the Board of Directors of Auto-Graphics, Inc. (the "Company" or "Auto-Graphics"), to be voted at the Annual Meeting of Shareholders ("Meeting") of the Company, which will be held at 10:00 a.m. PDT on June 17, 2003 at 3201 Temple Avenue, Pomona, California 91768. The purpose of the Meeting and the matters expected to be acted upon are set forth in the accompanying Notice of Annual Meeting of Shareholders.

Shareholders who execute proxies retain the right to revoke them at any time before the shares are voted by proxy at the meeting. A shareholder may revoke a proxy by delivering a signed statement to the Secretary of the Company at or prior to the Meeting or by executing another proxy dated as of the later date. The Company will pay the cost of solicitation of proxies.

Shareholders of record at the close of business on April 18, 2003 shall be entitled to vote at the meeting on the basis of one vote for each share held, however, any shareholder eligible to vote for the election of directors is entitled to cumulate votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholder's shares are entitled, or to distribute the shareholder's votes on the same principle among as many candidates as the shareholder thinks appropriate.

To be entitled to exercise cumulative voting rights for the election of directors, a shareholder must give notice at the Meeting prior to the commencement of voting for the election of directors of that person's desire to cumulate votes for one or more candidates whose name(s) have been placed in nomination. If any shareholder exercises the right to cumulate votes for the election of directors, then all shareholders are entitled to cumulative voting rights for the election of directors. Cumulative voting applies only to voting for the election of directors (not for the other proposals before the meeting).

On April 18, 2003, there were 4,904,234 shares of Common Stock outstanding.

ANNUAL REPORT

The Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2002 ("Annual Report") is being mailed with the Proxy Statement. Stockholders are referred to the Annual Report for financial and other information about the activities of the Company. The Annual Report is not incorporated by reference into this Proxy Statement and is not deemed to be a part of it.

1.      ELECTION OF DIRECTORS AND MANAGEMENT INFORMATION

The Company's Board of Directors currently consists of three members. Three directors are to be elected at the Meeting to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualified. It is intended that the accompanying proxy will be voted in favor of the following persons to serve as directors unless the shareholder indicates to the contrary on the proxy. The election of the Company's directors requires a plurality of the votes cast in person or by proxy at the meeting. The Board of Directors expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that proxies will be voted for the election of another nominee to be designated by the Board of Directors to fill any vacancy.

In the event all three of the Board of Directors' nominees cannot be elected, then the Board of Directors in its discretion may instruct Robert
S. Cope to vote cumulatively for less than three of the Board of Directors' nominees. In this event, it is the Board of Directors' current intention to instruct Mr. Cope to vote proxies received by the Board of Directors for the reelection of Robert S. Cope and James R. Yarter.

Nominees Proposed by the Board of Directors

Set forth below is certain information pertaining to the persons who are proposed as nominees for election to the Company's Board of Directors.

Robert S. Cope, 67, along with his family, is a 54.6% shareholder of the Company, a current director of the Company, and holds the officer positions of President and Chairman of the Board of the Company, will be seeking reelection to the Board. During the previous five years Mr. Cope has served the Company as a director, Chairman of the Board, Chief Executive Officer, President and Treasurer.

Thomas J. Dudley, Ph.D., 71, is a 0.6% shareholder of the Company's Common Stock and has been a director since July 17, 2002. Dr. Dudley is also Chairman of the Audit Committee. Dr. Dudley is the Distinguished Professor of Decision and Information Systems at Pepperdine University in Los Angeles, CA. and has been associated with Pepperdine since 1968. He was the founder and principal instructor for the Pepperdine Executive Management Program (providing continuing education for key executive officers). Dr. Dudley is also the founder and a principal of Thomas J. Dudley & Associates, a firm providing management consulting services since 1968. For the past 10 years, Dr. Dudley has served as a director for Space Labs Medical, Inc. (a NASDAQ company) engaged in the medical equipment and instrumentation business.

James R. Yarter, 65, is a 6.7% shareholder of the Company's Common Stock and has been a director since June 21, 2001 and a member of the audit committee since July 17, 2002. Mr. Yarter's prior business background and experience covers a period of 35 years. During the past nine years, his experience includes being President and Chief Executive Officer of the following companies: Block Medical, a division of Hillenbrand Industries, Inc., a company listed on the New York Stock Exchange, for the period 1994-1996; US Medical, a start-up company for the period 1996-1997; and Gish Biomedical, Inc., a company listed on NASDAQ, for the period 1999-2000. Besides being on the Company's Board of Directors, Mr. Yarter is currently on the board of directors of Avant Medical and Group 3 Inc.

During the Company's year ended December 31, 2002, the Board of Directors has held 12 meetings. During the three months ended March 31, 2003, the Board of Directors has held three meetings.

At its organizational meetings on July 17, 2002, the Company's Board of Directors appointed the entire Board of Directors to serve on the compensation committee. The Board currently does not have a standing nominating committee.

Audit Committee Report

The Board of Directors formed an Audit Committee on July 17, 2002 and appointed Thomas J. Dudley as Chairman and James R. Yarter to the Committee. Mr. Dudley would be considered independent and Mr. Yarter would not be considered independent, since he is employed by the Company as a part-time sales and marketing consultant under NASD Rule 4200(a)(14). The Board of Directors considered the independence of Mr. Yarter and concluded that his nominal employment by the Company would not interfere with his exercise of independent judgment in carrying out his responsibilities as a member of the Audit Committee. The Audit Committee's charter is currently under development by the Committee. The Audit Committee has discussed the Company's audited financial statements for the year ended December 31, 2002 with management. The Audit Committee has discussed with the Company's independent auditor, Singer Lewak Greenbaum & Goldstein LLP ("SLGG"), the matters required to be discussed under Statement of Auditing Standards ("SAS") No. 61, "Communications with Audit Committees," as amended by SAS 90, "Audit Committee Communications." SLGG has also provided written disclosures and the letter to the Audit Committee required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." The Audit Committee has further considered and discussed the independence of the Company's independent accountants in light of the actual and expected audit fees and non-audit related fees in 2003. (See "Fees Paid to Singer Lewak Greenbaum & Goldstein LLP " below).

Based upon the reports and discussions described in this report, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002, and be filed with the Securities and Exchange Commission.


/s/ Thomas J. Dudley
--------------------
Thomas J. Dudley
Chairman of the Audit Committee


/s/ James R. Yarter
-------------------
James R. Yarter
Member of the Audit Committee


Directors and Named Executive Officers

The following table sets forth the names and ages of, and the positions and offices within the Company held by, certain directors and officers of the Company at December 31, 2002:

      Name           Age                        Position
___________________ _____     ____________________________________________

Robert S. Cope        67      Chairman of the Board, Director & President.
                              Has served in these capacities for more than ten years.

Thomas J. Dudley      71      Director & Chairman of the Audit Committee.
                              Dr. Thomas J, Dudley, Ph.D. was elected to the Board in July, 2002. Dr. Dudley is the
                              Distinguished Professor of Decision and
                              Information Systems at Pepperdine University in Los Angeles, CA. and the founder of the Pepperdine Executive Management Program.
                              Also a former director for Space Labs
                              Medical, Inc. for 10 years. Dr. Dudley is also the founder and a principal of Thomas J.
                              Dudley & Associates, a firm providing
                              management consulting services since 1968.

James R. Yarter       65      Director.  Has served as a director for more
                              than one year.  During the past five years, Mr.
                              Yarter has served as President and CEO of Block
                              Medical, US Medical, and Gish Biomedical, Inc.
                              and as a member of the board of director's of Avant Medical and Group 3 Inc.

Paul R. Cope          47      Chief Technology Officer.  Has served in this
                              and other capacities for more than 10 years.

Albert B. Flores      37      Vice President, Sales and Marketing.  Has
                              served in this and other capacities for more than 10 years.

Juergen A. Jung       52      Vice President, Operations.  Has served in this
                              and other capacities for more than 10 years.

Daniel E. Luebben     54      Chief Financial Officer and Secretary.
                              Has served in these and similar capacities for more than ten years.

Directors serve until their successors are elected at the Annual Meeting of Shareholders. All executive officers serve at the discretion of the Company's Board of Directors.


EXECUTIVE COMPENSATION

The following table discloses compensation received for the three fiscal years ended December 31, 2002 by the Named Executive Officers.


                    SUMMARY COMPENSATION TABLE

                                    Annual Compensation        Long-Term
                              _______________________________  Securities
Name and                                            Other      Underlying
Principal Position      Year   Salary    Bonus   Compensation    Options
_____________________  ______ ________ _________ ____________  __________

Robert S. Cope          2002  $137,500  $13,750    $45,869       None.
Chairman of the         2001   137,000     -0-      45,869       None.
Board (1)               2000   137,000     -0-      43,391       None.

Paul R. Cope            2002   115,000   11,500        677      25,000
CTO                     2001   108,269    7,500        629       None.

Albert B. Flores        2002    91,050   22,582        538      25,000
VP Sales & Marketing    2001    90,983   16,906        561       None.
                        2000    87,550   14,745        510       None.

Juergen A. Jung         2002    97,300    9,730        639      25,000
VP, Operations (2)

Daniel E. Luebben       2002   117,000   11,700        736      25,000
CFO/Secretary           2001   103,923     -0-         634       None.
                        2000   107,500     -0-         584       None.

(1) The Other Annual Compensation amounts disclosed for Mr. Cope includes $560 each year for disability insurance premiums, $7,719, $7,910, and $7,674 for life insurance premiums; $20,769, $20,653, and $21,706 for Company vehicle lease payments and operating costs; $14,437, $16,798, and 13,503 for club dues and expenses for the years 2002, 2001 and 2000, respectively.

(2) All Other Compensation for Mr. Jung includes a potential payment equal to one year's compensation in the event of a change in control.


Compensation of Directors

Outside directors receive $1,500 (plus expenses) per board/committee meeting attended personally, $1,000 per other meeting attended personally and $500 per board or other meeting attended telephonically. In addition, outside directors are entitled to receive stock options for 25,000 shares of "restricted" Common Stock for their first year of service and 10,000 shares annually for each succeeding year of service as a director, subject to the terms of the 2002 Stock Option Plan (see below).


Compensation pursuant to Stock Options

     2002 Stock Option Plan

The Company adopted a qualified and non-qualified stock option plan following approval by its shareholders at its 2001 annual shareholder's meeting held on February 27, 2002. The plan consists of 490,000 shares with approximately 350,000 qualified shares reserved for employees and 140,000 non-qualified shares reserved for directors. On May 3, 2002, the Company's Board of Directors granted stock options for 220,000 shares of the Company's restricted Common Stock at a strike price of $0.30, reflecting the market price on the date of the grant, to an outside director (60,000 non-qualified shares), officers and technical staff (160,000 qualified shares). On July 17, 2002, the Company's Board of Directors granted stock options for 35,000 non-qualified shares of the Company's restricted Common Stock at a strike price of $0.325, reflecting the market price on the date of the grant, to its outside directors. As of December 31, 2002, there were 195,000 qualified options and 60,000 non-qualified options outstanding for a total of 255,000 options and 235,000 options available for future grant. Under the plan, the stock option price per share for options granted is determined by the Board of Directors and is based on the market price of the Company's common stock on the date of grant. The stock options vest over four years and no option can be exercised later than ten years from the date it was granted. The following qualified and non-qualified stock options were awarded by the Board of Directors at its organizational meeting on May 3rd and July 17th of 2002:


                           NEW PLAN BENEFITS TABLE
                           2002 STOCK OPTION PLAN

Name and Principal Position  Dollar Value($)(1)  Number of Units (Shares)
___________________________  __________________  ________________________

Robert S. Cope                     -0-                      -0-
Chairman of the Board
  and President

Thomas J. Dudley                  8,125                   25,000
Director

James R. Yarter                  21,250                   70,000
Director

Paul R. Cope                      7,500                   25,000
CTO

Albert B. Flores                  7,500                   25,000
VP, Sales and Marketing

Juergen A. Jung                   7,500                   25,000
VP, Operations

Daniel E. Luebben,                7,500                   25,000
CFO and Secretary

All Current Executive Officers   30,000                  100,000

All Current Directors who are
  not Executive Officers         29,375                   95,000

All Employees who are
  not Executive Officers         18,000                   60,000

(1) Dollar value is based on $0.30 and $0.325 per share, which was the fair market value on the grant dates of May 3, 2002 and July 17, 2002, respectively.

The Plan was filed as an exhibit to the Company's Definitive Proxy dated February 8, 2002 as filed with the Securities and Exchange Commission and is incorporated herein by reference.

The following table summarizes information concerning stock option grants to named executive officers during the fiscal year ended December 31, 2002. All options were granted under the 2002 Stock Option Plan and have ten year terms. Under SEC Regulation S-K, the Company is required to disclose the hypothetical gains which the named executive officers would realize at the end of the option term. The gain assumes a compound annual stock price appreciation of 5% and 10% from the date the option was originally granted to the end of the option term. These rates of stock price appreciation are not necessarily the Company's estimate nor do they represent any projection of the future price of the Company's stock.


Option Grants in Last Fiscal Year

                         Individual Grants
                   ______________________________
Potential Realizable
                    Number of      Pct. of Total
Value at Assumed
                    Securities        Options
Annual Rates of Stock
                    Underlying      Granted to        Exercise
Price Appreciation      Grant Date
                     Options       Employees in        Price        Expiration
For Option Term         Present
Name                 Granted       Fiscal Year       ($/Share)         Date
5%($)      10%($)      Value($)
_________________  ___________  _________________  _____________  _______________  _________   _________    ___________

Robert S. Cope        None             --               --              --
--          --            --
Paul R. Cope         25,000          15.6%           $0.30           5/03/2012
$   4,717   $  11,953    $    2,500
Albert B. Flores     25,000          15.6%           $0.30           5/03/2012
$   4,717   $  11,953    $    2,500
Juergen A. Jung      25,000          15.6%           $0.30           5/03/2012
$   4,717   $  11,953    $    2,500
Daniel E. Luebben    25,000          15.6%           $0.30           5/03/2012
$   4,717   $  11,953    $    2,500


The Percent of Total Options Granted to Employees in Fiscal Year does not total 100% due to options granted to individuals other than named executive officers. The grant date market value of the Common Stock underlying all of the above options was approximately $77,375. The Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for the Option Term of 5% and 10% is $48,110 and $198,421, respectively. The Grant Date Present Value was established using the Black-Scholes option pricing model based on a current market price of $0.30 per share on the grant date, an exercise price of $$0.30, a five year expected term, an estimated volatility factor of 30%, no dividends and a risk-free interest rate of 3.6%.

The following table summarizes information concerning the value received on options exercised during the fiscal year ended December 31, 2002 and the value as of December 31, 2002:

                Aggregated Option Exercises in the Last Fiscal Year
                       and Fiscal Year-End Option Values

                                            Number of
                                            Securities         Value of
                                            Underlying        Unexercised
                                            Unexercised       In-the-Money
                   Number of                  Options          Options
                   Securities                at Fiscal        at Fiscal
                   Underlying                Year-End          Year-End
                    Options      Value($)   Exercisable/     Exercisable/
Name               Exercised    Realized    Unexercisable    Unexercisable
_________________  __________  __________  _______________  _______________

Robert S. Cope        None        None        None/None      None/None
Paul R. Cope          None        None         0/25,000      None/$11,250
Albert B. Flores      None        None         0/25,000      None/$11,250
Juergen A. Jung       None        None         0/25,000      None/$11,250
Daniel E. Luebben     None        None         0/25,000      None/$11,250


The following table summarizes information on the stock price-based option plan awards made during the fiscal year ended December 31, 2002:

           Long-Term Incentive Plans
           Awards in Last Fiscal Year

                                         Performance
                                          or Other
                                         Period Until
                         Number          Maturation
Name                    of Shares         or Payout
_____________________  ___________     ______________

Robert S. Cope            None               None
Paul R. Cope             25,000            4 Years
Albert B. Flores         25,000            4 Years
Juergen A. Jung          25,000            4 Years
Daniel E. Luebben        25,000            4 Years



As permitted by Statement of Financial Accounting Standards No. 123, "Accounting for Stock Based Compensation", the Company has continued to account for employee stock options under Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees", and related interpretations. As a result of this election, the Company does not recognize compensation expense for its stock option plans since the exercise price of the options granted equals the fair value of the stock on the date of grant.

The fair value for these options was estimated at the grant date using the Black-Scholes option-pricing model with the following weighted-average assumptions used for grants in 2002: expected life of five years, weighted average risk-free interest rate of 3.6%, expected volatility of 30% and a dividend yield of 0%. The weighted average fair value of options granted at the fair market price on the grant date in 2002 was $0.30. All options granted in 2002 were at the fair market price.

Transactions involving stock options are summarized as follows:

                                          Number of    Weighted Average
                                           Shares       Exercise Price
                                          _________    ________________

Balance at December 31, 2001                     --    $      0.00

  Granted during 2002                       255,000           0.30

Balance at December 31, 2002                255,000           0.30


Additional information with respect to the outstanding options as of December 31, 2002 is as follows:

                        Options Outstanding          Options Exercisable
                 _________________________________  ____________________
                              Average    Weighted
                             Remaining    Average                Average
Option Exercise  Number of  Contractual  Exercise   Number of   Exercise
  Price Range     Shares     Life(Yrs.)   Price      Shares      Price
_______________  _________  ___________  _________  _________   ________

 $0.30 to 0.40    255,000       9.4      $    0.30     None        N/A


1997 Non-qualified Stock Option Plan

The Company adopted a 1997 Non-qualified Stock Option Plan effective December 31, 1997. The Plan consists of 300,000 shares of the Company's authorized but unissued Common Stock. The plan is a non-qualified plan covering only senior executives and related persons. As of December 31, 2002, 2001 and 2000, there were no outstanding grants of options under the Plan and no grants are currently planned.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the Company's common shares by the directors, the Company's Chief Executive Officer and the four other highest paid executive officers (the "Named Executive Officers"), and the directors and executive officers as a group:

                                         Amount and Nature of
                                        Beneficial Ownership of   Percent
                                         Common Shares as of        of
Names                                        April 18, 2003        Class
_____________________________________   _______________________   _______

Robert S. Cope                                2,303,809(1)         47.0%

Paul R. Cope                                    373,602             7.6%

James R. Yarter                                 327,084(2)          6.7%

Thomas J. Dudley                                 31,500             0.6%

Daniel E. Luebben                                15,000             0.3%

Executive Officers and Directors
     as a Group (7 Persons)                   3,050,995            62.2%

(1)  Includes the following shares held by family members and relatives:
2,079,559 shares held by the Cope Family Trust of which Mr. Cope is the trustee; 71,625 shares held by Bryan A. Cope; 101,625 shares held by Lizabeth
L. Cope; and 15,000 shares held by William R. McConnell. Excludes warrants for 310,626 shares, the conversion of which would raise Mr. Cope's ownership to 2,614,435 shares or 47.3%. (See "Certain Relationships and Related Transactions" pertaining to warrants below).

(2) Excludes warrants for 310,626 shares, the conversion of which would raise Mr. Yarter's ownership to 637,710 shares or 11.5%. (See "Certain Relationships and Related Transactions" pertaining to warrants below).


Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and 10% shareholders to file forms with the SEC to report their ownership of the Company's shares and any changes in said ownership. Anyone required to file forms with the SEC must also send copies of the forms to the Company. To the best of the Company's knowledge and belief, all forms under Section 16(a) have been filed on time.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company leases its corporate office facility from a limited partnership owned by a current and a former director/stockholder of the Company ("Lessor"). For the past 18 months, the Company has leased the facility as a hold-over tenant under a 15 year (five year with two five year renewal options) lease that expired in June 2001. In January 2002, the Company reduced its square footage occupied from 19,460 to 14,694 square feet having an annual base rent of $194,000 (plus expenses). In December 2002, a new five year lease (with one five year renewal option) was negotiated and approved by the two independent members of the Company's Board of Directors. The Company further reduced it's square footage occupied to 12,745 square feet under the new lease. The rental rate for the lease renewal is equal to or less than the rental rates paid by three unaffiliated tenants in the same building.
The Company also surveyed available office properties of similar size and amenities in the Pomona and surrounding areas and the lease rental rate is in the bottom quartile of the range of comparable properties. The Company also has an option to purchase a one-third interest in the Lessor from one of the partners who is also a former director/stockholder of the Company for an amount not to exceed $150,000 subject to certain conditions.
Management believes that the reconfigured space will be sufficient for the Company's current and foreseeable future needs.

James R. Yarter, a shareholder, has been a director of the Company since June 2001 and was paid $23,500 and $9,000 in director fees for the Company and its subsidiaries in 2002 and 2001, respectively. Mr. Yarter also serves as a sales and marketing consultant to the Company and was paid $30,000 and $7,500 for consulting services rendered to the Company in 2002 and 2001, respectively.

Thomas J. Dudley, a shareholder, has been a director of the Company since July 2002 and was paid $8,755 in director fees in 2002.

In July, 2002, the Company exercised its right of first refusal and acquired 1,919,400 shares of common stock in each of its majority-owned subsidiaries, Dataquad, Inc. and LibraryCard, Inc. from a major investor for a payment of approximately $31,000 bringing the Company's ownership to 6,609,400 (85.8%) in each subsidiary.

In December 2002, the Company paid approximately $4,000 to acquire most of the remaining shares in Dataquad, Inc. and LibraryCard, Inc. owned by Corey
M. Patick and Paul Shepherd, both shareholders in the Company, and Paul R. Cope, an officer and shareholder in the Company.

In January 2003, Donald A. Scurti, a shareholder, provided financing to the Company of approximately $59,000 on a two year note to purchase computer servers and, in December 2001, 31,000 on a one year note to purchase computer servers, which note has since been fully repaid.

On May 9, 2001 the Company terminated the services of its long-time outside counsel, Robert H. Bretz. Mr. Bretz was also a director and shareholder of the Company. Following his termination, Mr. Bretz began to file multiple lawsuits (a total of eight) against the Company, its current and former officers, directors and counsel:

1. Auto-Graphics, Inc. vs. Cope, Los Angeles County Superior Court, Case No. BC 252517;

2. Auto-Graphics, Inc. v. Cope, United States District Court, Central District of California, Case No. CV 01-5891 PA(MCx);

3. Auto-Graphics, Inc. v. Robert H. Bretz, et al, Los Angeles County Superior Court, Case No. BC 253322;

4. Robert H. Bretz, v. Robert S. Cope, et al., Los Angeles County Superior Court, Case No. BC 263256;

5. Robert H. Bretz v. Rose, et al., Los Angeles County Superior Court, Case No. 02K10479;

6. Robert H. Bretz v. Rose, et al., Los Angeles County Superior Court, Case No. 02K12686;

7. Robert H. Bretz v. Auto-Graphics, Los Angeles County Superior Court, Case No. BS80223; and

8. Robert H. Bretz v. Robert S. Cope, et al., Los Angeles County Superior Court, Case No. BC 273691.

Through December 31, 2002, the Company had spent over $1,100,000 in successfully defending these lawsuits, but anticipated spending another $500,000 in defending these existing cases through trial and believed that Mr. Bretz would continue to file similar lawsuits. On January 16, 2003 the Company settled the existing lawsuits with Mr. Bretz dismissing all of the lawsuits, including his lawsuit to recover approximately $65,000 for previously billed services to the Company, in return for a payment of $15,000. The settlement entailed the purchase of stock owned by Mr. Bretz at a price in excess of the then current fair market value of the underlying common stock. Two directors agreed to pay Mr. Bretz $0.85 per share for 414,168 shares or a total of approximately $352,000 even though the market price was approximately $0.30. Therefore, the two directors paid a premium of $0.55 per share over the fair market value of $0.30 per share or approximately $228,000. Since the Company could not legally repurchase the stock under the California Corporations Code and the settlement was clearly in the best interests of the Company and would avoid substantial future legal fees and costs, the Company agreed to reimburse the two directors for the premium they paid to Mr. Bretz in the form of warrants to purchase additional shares of the Company's "restricted" common stock. The Company engaged an independent appraiser to establish a fair market value for the large block of shares, which fair market value was determined to be $0.30 per share.
Based on the premium paid by the directors of approximately $228,000 and an exercise price of $0.01 each per warrant and share, the directors would be entitled to a total of 814,000 warrants/shares. However, the directors have agreed to accept a total of 621,252 warrants to purchase additional shares of the Company's "restricted" Common Stock representing a discount of approximately 24%. As permitted by Statement of Financial Accounting Standards No. 123 (and No. 148), "Accounting for Stock Based Compensation", the Company will continue to account for employee stock options (and warrants) using the "intrinsic method" under Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees", and related interpretations. The result has been a non-cash charge to earnings of $215,000 in 2002. The transaction has been reviewed by the Company's general counsel and approved by the sole independent director, Thomas J. Dudley.

The Company filed a complaint in Los Angeles, California, Superior Court, Case No. BC261175 on November 6, 2001 against Pigasus, Inc. and its principals, Arthur and Candy Zemon, which sought to rescind the contract for the Company's acquisition of the Wings software developed by Pigasus and sought damages in excess of $400,000. Subsequently, Pigasus Software, Inc., Arthur Zemon and Candace Zemon filed suit in the Circuit Court of Saint Charles County, State of Missouri, Civil Action No. 01CV129525, against Auto-Graphics, Inc. and sought damages in excess of $500,000. The parties concluded a settlement on August 21, 2002 following the delivery of a fully functional and compilable ISO interlibrary loan software system by Pigasus to the Company in July 2002. The Company currently has no outstanding litigation.


PROPOSALS OF SHAREHOLDERS FOR THE 2004 ANNUAL MEETING

To be considered for inclusion in next year's Proxy Statement, shareholder proposals must be received in writing at the Company's principal executive office no later than the close of business on December 31, 2003.

For any proposal that is not submitted for inclusion in next year's proxy statement (as described in the preceding paragraph) but is instead sought to be presented directly at next year's Annual Meeting, Securities and Exchange Commission rules permit management to vote proxies in its discretion if (a) the Company receives notice of the proposal before the close of business on December 31, 2003 and advises stockholders in next year's proxy statement about the nature of the matter and how management intends to vote on the matter, or (b) does not receive notice of the proposal prior to the close of business on December 31, 2003.

Notices of intention to present proposals at the 2003 Annual Meeting should be addressed to Daniel E. Luebben, Secretary, Auto-Graphics, Inc., 3201 Temple Avenue, Pomona, California 91768. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.


SOLICITATION OF PROXIES

The proxy accompanying this Proxy Statement is solicited by the Board of Directors of the Company. Proxies may be solicited by officers, directors, and regular supervisory and executive employees of the Company, none of whom will receive any additional compensation for their services. Solicitations may be made personally or by mail, facsimile, telephone, messenger, or via the Internet. The Company will pay persons holding shares of common stock in their names or in the names of nominees, but not owning the shares beneficially, such as brokerage houses, banks, and other fiduciaries, for the expense of forwarding solicitation materials to their principals. All of the costs of solicitation of proxies will be paid by the Company.


VOTING PROCEDURES

Tabulation of Votes: Votes cast by proxy or in person at the meeting will be tabulated by persons appointed as inspectors of election for the meeting.

Effect of an Abstention and Broker Non-Votes: A shareholder who abstains from voting on any or all proposals will be included in the number of shareholders present at the meeting for the purpose of determining the presence of a quorum. Abstentions and broker non-votes will not be counted either in favor of or against the election of the nominees or other proposals. Brokers holding stock for the accounts of their clients who have not been given specific voting instructions as to a matter by their clients will vote their clients' proxies in their own discretion.


INDEPENDENT AUDITORS

Representatives of Singer Lewak Greenbaum and Goldstein, LLP, independent auditors for the Company for fiscal 2002 and the current fiscal year, will be present at the Annual Meeting, will have an opportunity to make a statement, and will be available to respond to appropriate questions.


FEES PAID TO SINGER LEWAK GREENBAUM & GOLDSTEIN, LLP

The following table shows the fees paid or accrued by the Company for the audit and other services provided by Singer Lewak Greenbaum and Goldstein, LLP for the fiscal year 2002.

     Audit and Quarterly Review Fees                     $  37,500
     Financial Information System
       Design and Implementation Fees                         -0-
     All Other Fees                                           -0-
                                                         ---------
     Total                                               $  37,500
                                                         =========


FEES PAID TO BDO SEIDMAN, LLP

The following table shows the fees paid or accrued by the Company for the audit and other services provided by BDO Seidman, LLP, the Company's prior independent certified public accountant for the fiscal year 2002.

     Audit and Quarterly Review Fees                     $  28,309
     Financial Information System
       Design and Implementation Fees                         -0-
     All Other Fees                                          4,380
                                                         ---------
     Total                                               $  32,689
                                                         =========


OTHER MATTERS

The Board of Directors does not intend to bring any other business before the meeting, and so far as is known to the Board, no matters are to be brought before the meeting except as specified in the notice of the meeting. As to any other business that may properly come before the meeting, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting those proxies.

If any of your shares of the Company are held in the name of a brokerage firm, bank, nominee or other institution, only it can vote your shares and only upon receipt of your specific instructions. Please remove, sign, date and promptly mail the proxy card in the envelope provided by your broker. Remember, your shares cannot be voted unless you return a signed and executed proxy card to your broker.

This Proxy Statement includes forward looking statements within the meaning of section 27A of the Securities Act and section 21E of the Exchange Act.

If you have any questions or require any additional information or assistance or wish a copy of the annual report, please call Daniel E. Luebben, the Secretary of the Company, at 1-800-776-6939, or e-mail to "del@auto-graphics.com" or mail request to 3201 Temple Avenue, Pomona, California 91768.

DATED:  Pomona, California, May 7, 2003.

                             AUTO-GRAPHICS, INC.
                       ATTN: CHIEF FINANCIAL OFFICER
                             3201 TEMPLE AVENUE
                          POMONA, CALIFORNIA 91768
                              1-800-776-6939
                           del@auto-graphics.com

This proxy when properly signed will be voted in the manner directed herein by the undersigned shareholder.

IF NO DIRECTION IS PROVIDED, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1 (THE ELECTION OF THE THREE NOMINEES FOR DIRECTOR)
..
Please mark you votes as indicated [X]

                                                   FOR         WITHHOLD
                                                election of      vote
                                                   all         from all
                                                 nominees      nominees
                                                -----------    --------

1.       Election of directors:
01 Robert S. Cope, 02 James R. Yarter,
03 Thomas J. Dudley                                [_]           [_]

Except for nominee(s) listed below
  from whom vote is withheld:


__________________________________________________________

2. In their discretion, the proxies are authorized to vote upon any other business as may properly come before the meeting.


     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints ROBERT S. COPE with full power of substitution, as proxies to vote the shares which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at 3201 Temple Avenue, Pomona, California 91768 on June 17, 2003 at 10:00 a.m. PDT and at any adjournments thereof.

IMPORTANT - PLEASE SIGN AND RETURN PROMPTLY. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature_____________________________________________ Dated:______________


Signature if held jointly_____________________________ Dated:______________



                            YOUR VOTE IS IMPORTANT!


                              VOTE BY PROXY CARD

Mark, sign and date your proxy card and return it promptly in the enclosed envelope.


                             THANK YOU FOR VOTING.



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